UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2016

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	001-09761	36-2151613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Pierce Place, Itasca, Illinois		60143-3141
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (630) 773-3800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 6, 2016, Arthur J. Gallagher & Co. (the “Company”) announced plans to host an informal management meeting on Tuesday, December 13, 2016. As previously announced, a webcast of the meeting and related presentation materials are available through the investor relations page of the Company’s website at www.ajg.com/irmeeting. Information distributed during this meeting, including an updated “CFO Commentary,” is available at http://www.ajg.com/December13materials. The “CFO Commentary” includes certain estimates relating to 2016 and 2017 results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

Date: December 13, 2016	/s/ Walter D. Bay
Walter D. Bay Vice President, General Counsel and Secretary